SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
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                         FFTW Funds, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                                FFTW FUNDS, INC.

                   GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166

     STATEMENT IN CONNECTION WITH SOLICITATION OF UNANIMOUS WRITTEN CONSENT

     This statement in connection with solicitation of unanimous written consent (the "Statement") is being furnished to the McKinsey Master Retirement Trust (the "Sole Shareholder") of the FFTW Global Inflation-Indexed Hedged Portfolio (the "Global Portfolio") of FFTW Funds, Inc. (the "Fund") for actions to be taken by unanimous written consent in lieu of a special meeting of shareholders. The form of written consent (the "Written Consent") is attached hereto as Exhibit A.

     The Fund is organized as a Maryland corporation and is not required to hold annual meetings of shareholders. Article I, Section 10 of the By-laws of the Fund permits any action to be taken at a special meeting of shareholders without a meeting and without prior notice if all the shareholders entitled to vote upon the matter consent to the action in writing and the consent is filed with the records of the Fund.

     The Sole Shareholder will be asked to consider and approve the proposal set forth below to modify a fundamental restriction of the Global Portfolio with respect to the concentration of assets. Fischer Francis Trees & Watts, Inc. (the "Investment Adviser") believes that this modification will enhance the Portfolio's ability to pursue its investment strategies and to respond to changes in current investment environments.

     This Statement will be furnished to the Sole Shareholder of record of the Global Portfolio as of the close of business on April 1, 2003 (the "Record Date"). As of the Record Date, the number of shares outstanding for the Global Portfolio was 2,016,482.703 shares. This Statement is being sent to the Sole Shareholder on or about April 25, 2003. The Written Consent should be submitted to the Fund on or about April 28, 2003.

     BENEFICIAL OWNERS. To the best of the Fund's knowledge, the Directors and officers of the Fund did not own shares of the Global Portfolio as of the Record Date.

                              THE GLOBAL PORTFOLIO

NAME AND ADDRESS                            SHARES              % OF PORTFOLIO
OF BENEFICIAL OWNER

MCKINSEY MASTER RETIREMENT TRUST            1,506,845.015       74.726%
TREASURY INFLATION PROTECTED SECURITIES
(TIPS) PORTFOLIO
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE
NEW YORK, NY 10166

MCKINSEY MASTER RETIREMENT TRUST            509,637.688         25.274%
114 WEST 47TH STREET
NEW YORK, NY 10036


                                    PROPOSAL

        MODIFICATION OF FUNDAMENTAL RESTRICTION OF THE GLOBAL PORTFOLIO

                  WITH RESPECT TO CONCENTRATION OF INVESTMENTS

     The Global Portfolio's current fundamental investment restriction with respect to concentration of investments states:

     [The Portfolio may not] invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry). For purposes of this test, finance will be deemed to include all asset-backed securities.

     The Global Portfolio seeks to change this restriction to the following:

     Under normal circumstances, the Portfolio will invest more than 25% of its total assets in securities issued by one or more of the following foreign governments: United Kingdom, France, Australia, Canada, New Zealand and Sweden (collectively, the "Government Group"). Except for securities issued by the Government Group or U.S. Government Securities, the Global Portfolio may not invest more than 25% of its total assets in any industry or foreign government. If the Global Portfolio invests more than 25% of its total assets in securities of a single issuer in the Government Group, the percentage of that issuer's securities in the Portfolio will not be more than fifteen percentage points higher than that issuer's weighting in the Barclay's Global Inflation-Linked Bond Index Hedged, the Portfolio's benchmark index, or any replacement benchmark index that is selected and approved by the Fund's Board of Directors. In the event that the Board of Directors seeks to replace the Portfolio's benchmark index, the Portfolio's shareholders will be given sixty (60) days' prior notice of the change.

     The Investment Adviser believes that the current restriction with respect to concentration of assets could have the effect of hampering the management of the Global Portfolio. The Global Portfolio is not an index fund that seeks to replicate an index; however, the Global Portfolio is managed to outperform the benchmark index. Although no assurance can be given that the Global Portfolio will achieve its investment objective, the Investment Adviser believes that the inability of the Global Portfolio to match or "overweight" a particular foreign government issuer as compared to the benchmark may negatively impact the Global Portfolio's ability to track the benchmark index and take advantage of market conditions. There have been situations where securities issued by a particular foreign government have constituted more than 25% of the benchmark index. The Investment Adviser believes that the proposed fundamental investment restriction set forth above will enhance the Global Portfolio's ability to pursue its investment objective and will allow the Global Portfolio to better respond to changes in the global debt markets. To ensure that the Global Portfolio's shareholders remain apprised of the manner in which this policy is being implemented, the Global Portfolio's semi-annual and annual reports to shareholders will indicate the extent of the Global Portfolio's investments in each country and contain similar information with respect to the Global Portfolio's benchmark index. This information will be provided as of the date of the financial statements in the shareholder reports.

     As stated in the Fund's prospectus, if the Global Portfolio invests more than 25% of its total assets in the securities issued by a particular issuer or group of issuers, including foreign governments that comprise the Government Group, the Global Portfolio will be exposed to "concentration risk," which is the risk that factors affecting that issuer will have a greater effect on the Global Portfolio than would be the case if the Global Portfolio did not so concentrate its investments.

     In addition, as currently stated, the Global Portfolio's concentration policy could be read to anticipate that the Global Portfolio will be concentrated from time to time in the banking and finance industries. However, given the Portfolio's investment strategy, the Investment Adviser believes that, a review of the Global Portfolio's investment objective and policies and principal investment strategies indicates that concentration in the banking and finance industries will not occur. Accordingly, the Board of Directors of the Fund has concluded that the references to the banking and finance industries should be deleted from the Global Portfolio's concentration policy.

     At a meeting held on February 25, 2003, the Board of Directors of the Fund concluded that it is in the best interests of the Global Portfolio and its Sole Shareholder to adopt this proposal.

     If the Sole Shareholder of the Global Portfolio consents to the proposal described above, such changes will become effective immediately upon shareholder approval. If the proposed changes are approved by the Sole Shareholder of the Global Portfolio, the Fund's prospectus and statement of additional information will be revised to reflect the proposed changes. If the proposal is not approved by the Sole Shareholder, the Global Portfolio's current fundamental restrictions will remain unchanged.

              GENERAL INFORMATION ABOUT THE FUND AND OTHER MATTERS

     The Investment Adviser. The Investment Adviser of the Fund is located at 200 Park Avenue, New York, New York 10166. Pursuant to an investment advisory agreement, the Investment Adviser manages the investment and reinvestment of the assets of the Portfolio. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation.

     The Investment Sub-Adviser. Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, serves as the Investment Sub-Adviser to the Global Portfolio. Their offices are located at 2 Royal Exchange, London EC3V 3RA, England. Pursuant to a sub-advisory agreement, the Investment Sub-Adviser coordinates with the Investment Adviser in managing the investment and reinvestment of the foreign assets of the Global Portfolio. The Investment Sub-Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation.

     The Administrator. The administrator of the Fund is Investors Capital Services, Inc. ("Investors Capital"), with offices at 33 Maiden Lane, New York, New York 10038. Pursuant to an administration agreement, Investors Capital manages and supervises all aspects of the general day-to-day business activities and operations of the Fund other than the investment advisory activities, including: custodial, transfer agent, dividend disbursing, accounting, auditing, compliance and related services.

     The Distributor. The distributor of the Fund is Quasar Distributors, LLC ("Quasar"), with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Pursuant to a distribution agreement, Quasar distributes shares of the Fund.

     REQUIRED VOTE: As required by the 1940 Act, approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio entitled to vote on such Proposal. As defined by the 1940 Act, "majority of the outstanding voting securities" means the vote of (i) 67% or more of a fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (ii) more than 50% of a fund's outstanding shares, whichever is less.

     SHAREHOLDER PROPOSALS: The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals in a reasonable time before a proxy statement is mailed to the Secretary of the Fund, c/o FFTW Funds, Inc., 200 Park Avenue, New York, New York 10166. Whether a shareholder proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

     REPORTS TO SHAREHOLDERS. The Fund will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund and the most recent Semi-Annual Report succeeding such Annual Report upon request. Requests should be directed to the Fund, c/o Investors Capital Services, Inc., 33 Maiden Lane, New York, New York 10038 or call (800) 762-4848 and such reports will be sent promptly by first-class mail.

                                   EXHIBIT A

                                FFTW Funds, Inc.

                   GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO

                          Consent of Sole Shareholder

The undersigned, being the holder of 2,016,482.703 shares or 100% of the outstanding shares of the Global Inflation-Indexed Hedged Portfolio (the "Global Portfolio") of FFTW Funds, Inc. (the "Fund"), in accordance with Article I,
Section 10 of the By-Laws of the Fund and in lieu of a special meeting of shareholders, does hereby consent to and approve the following resolutions:

     RESOLVED, that the following fundamental investment restriction with respect to the Global Portfolio's concentration of investments, be and hereby is, approved in all respects:

     Under normal circumstances, the Portfolio will invest more than 25% of its total assets in securities issued by one or more of the following foreign governments: United Kingdom, France, Australia, Canada, New Zealand and Sweden (collectively, the "Government Group"). Except for securities issued by the Government Group or U.S. Government Securities, the Global Portfolio may not invest more than 25% of its total assets in any industry or foreign government. If the Global Portfolio invests more than 25% of its total assets in securities of a single issuer in the Government Group, the percentage of that issuer's securities in the Portfolio will not be more than fifteen percentage points higher than that issuer's weighting in the Barclay's Global Inflation-Linked Bond Index Hedged, the Portfolio's benchmark index, or any replacement benchmark index that is selected and approved by the Fund's Board of Directors. In the event that the Board of Directors seeks to replace the Portfolio's benchmark index, the Portfolio's shareholders will be given sixty (60) days' prior notice of the change;and it is

     FURTHER RESOLVED, that the appropriate officers of the Fund be, and each of them, be and they hereby are, authorized to take any and all actions that they may deem necessary or appropriate to implement the foregoing resolutions; and it is

     FURTHER RESOLVED, that this Consent be filed with the Secretary of the Fund.

IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this  Consent  of  the
Shareholders on this ____ day of April, 2003.



                                         MCKINSEY MASTER RETIREMENT TRUST,
                                         Treasury Inflation Protected Securities
                                         Portfolio (Account # 00000008413)

                                         By:_________________________________

                                         Name: ______________________________

                                         Title: _____________________________


                                         MCKINSEY MASTER RETIREMENT TRUST
                                         (Account # 00000008439)

                                         By:_________________________________

                                         Name: ______________________________

                                         Title: _____________________________